BROWN ADVISORY FUNDS
(the “Trust”)
Brown Advisory Sustainable Growth Fund
(the “Fund”)
Institutional Shares (BAFWX)
Investor Shares (BIAWX)
Advisor Shares (BAWAX)

Supplement dated September 30, 2026
to the Prospectus and Summary Prospectus, each dated October 31, 2025, as amended
This supplement serves as notification of, and provides information regarding, certain changes to the portfolio management arrangements for the Fund.
1.Change in Portfolio Managers for the Fund

As of September 30, 2026, John Canning, CFA, will serve as a portfolio manager to the Fund, joining Karina Funk, CFA, and David Powell, CFA, who have served as portfolio managers to the Fund since its inception in 2012. Effective March 31, 2027, Karina Funk, CFA, will no longer serve as a portfolio manager to the Fund as she will transition to an advisory role with respect to sustainable investing at Brown Advisory LLC, the investment adviser to the Fund. Ms. Funk, Mr. Canning, and Mr. Powell will each retain equal decision-making authority in the day-to-day management of the Fund.

The Prospectus section entitled “Management – Portfolio Managers – Brown Advisory Sustainable Growth Fund” is amended by adding the following:

John Canning, CFA, has served as portfolio manager of the Fund since September 2026. He is a partner at Brown Advisory, having joined the firm in 2014 as an equity research analyst covering software and services companies within the technology sector. Since joining Brown Advisory, he has contributed to the Large-Cap Sustainable Growth strategy through company research, portfolio discussions and client due diligence conversations, with particular experience across technology and technology-enabled businesses. He earned a BA from Dartmouth College and holds the CFA designation.

If you have any questions, please call the Fund at 1-800-540-6807 (toll free) or 414-203-9064.

Investors should retain this supplement for future reference